Loans and Allowance for Credit Losses - Summary of Loans by Portfolio Class and Delinquency Status of those that Continue to Accrue Interest and are Nonperforming (Parenthetical) (Detail) - Government National Mortgage Association [Member] - USD ($)
$ in Millions
	Dec. 31, 2016	Dec. 31, 2015
Financing Receivable, Recorded Investment, Past Due [Line Items]
Loans 30-89 days past due purchased from Government National Mortgage Association mortgage pools whose payments are insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, were classified as current	$ 273	$ 320
Loans 90 days or more past due purchased from Government National Mortgage Association mortgage pools whose payments are insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, were classified as current	$ 2,500	$ 2,900